SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 31,2000
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                             ARS Networks, Incorporated
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           (Exact name of registrant as specified in its charter)

    New Hampshire                 000-25967         14-1805077
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(State or other jurisdiction    (Commission       (IRS
Employer of incorporation)       File Number)    Identification No.)

               100 Walnut Street, Champlain, New York 12919
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                    (Address of principal executive offices)

          Registrant's telephone number, including area code:
                         (518) 298-2042
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                                 ITEM 2


                   Acquisition or Disposition of Assets

On July 31, 2000, pursuant to a Purchase and Sale Agreement, ARS Networks, Incorporated purchased 100% of the common shares of T&T Diesel Power Limited for $425,000 ($621,796 CDN). T&T Diesel Power Limited is an Ontario Corporation engaged in the business of assembling and selling diesel powered generators. As a wholly owned subsidiary of ARS, T&T management consists of the two former owners of T&T and the President and Vice President Finance of ARS.

The purchase price of $425,000 consists of $100,000 of cash, 200,000 common shares of ARS and a promissory note for $125,000 bearing interest at 8% annually that matures in July 2001.

The financial statements of T&T as at July 31, 2000 are currently being audited and will be filed in a form 8-KA along with pro forma consolidated financial statements of ARS Networks, Incorporated.


                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             (Registrant)
                                        ARS NETWORKS INCORPORATED

                                        By: /s  Sydney A. Harland
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                                             Sydney A. Harland
DATE:  August 11, 2000                         President & CEO

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